UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2007

URANERZ ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50180 (Commission File Number)	98-0365605 (IRS Employer Identification No.)

SUITE 1410 – 800 WEST PENDER STREET,

VANCOUVER, BRITISH COLUMBIA, CANADA V6C 2V6

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (604) 689-1659

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective August 24, 2007, the Registrant has switched transfer agents from Pacific Stock Transfer Company to The Bank of New York Mellon. Shareholders of the Registrant with restricted stock certificates who wish to have the legend removed pursuant to the Registrant’s effective Registration Statement on Form SB-2, pursuant to Rule 144 of the Securities Act of 1933, as amended, or otherwise, should cease sending their removal requests to Pacific Stock Transfer Company. The Registrant is providing a letter of instruction to all shareholders with shares registered under the Registration Statement on Form SB-2, which will instruct shareholders how to obtain unlegended certificates through The Bank of New York Mellon for qualifying resales.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANERZ ENERGY CORPORATION (Registrant)

Dated: August 31, 2007	By: /s/ Benjamin Leboe Benjamin Leboe Chief Financial Officer and Corporate Secretary